NEW AGE ALPHA VARIABLE FUNDS TRUST

(the “Trust”)

NAA All Cap Value Series

NAA Large Cap Value Series

NAA Large Core Series

NAA Large Growth Series

NAA Mid Growth Series

NAA Small Cap Value Series

NAA Small Growth Series

NAA SMid-Cap Value Series

NAA World Equity Income Series

(each, a “Fund” and together, the “Funds”)

Supplement dated September 17, 2026 to the

Prospectus dated April 30, 2026, as amended

Notice of special shareholder meeting

At a special meeting of shareholders expected to be held on or about November 16, 2026 (the “Meeting”), shareholders of the Funds will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and New Age Alpha Advisors, LLC (the “Adviser”) and a new expense limitation agreement between the Funds and the Adviser (the “New ELA”), including the Adviser’s ability to recoup amounts that the Adviser previously waived or reimbursed under the current expense limitation agreement.

Shareholders of record as of September 21, 2026, will be eligible to vote at the Meeting. Proxy materials containing additional information about the New Advisory Agreement and New ELA will be mailed to such shareholders on or about October 2, 2026.

Summary of expected change of control

New Age Alpha LLC (“New Age Alpha”), the parent company of the Adviser, is undergoing a reorganization and intends to repurchase equity interests in the company, which will result in a change of control. The transaction is expected to close on or about November 16, 2026, or such later date as the New Advisory Agreement is approved by shareholders of the Funds. Under the Investment Company Act of 1940, as amended (the “1940 Act”), this transaction will constitute a change in control of the Adviser, which will in turn result in the assignment and termination of the current investment advisory agreement (the “Current Advisory Agreement”) between the Trust and the Adviser. Shareholders are being asked to vote on the New Advisory Agreement to allow the Adviser to continue to manage the assets of the Funds.

The change of control will not affect the Funds’ investment strategy, daily management, fees, or expenses.

At a meeting on September 14, 2026, the Board of Trustees of the Trust (the “Board”) approved the New Advisory Agreement, which is identical in all material respects to the current investment advisory agreement. At the Board meeting, the Board also approved the New ELA, which is identical in all material respects to the current expense limitation agreement between the Trust and the Adviser, except for the Adviser’s proposed ability to recoup amounts that the Adviser waived or reimbursed under the current expense limitation agreement.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated April 30, 2026, as may be amended from time to time, which provides information that you should know about the Funds. These documents are available upon request and without charge by calling the Funds at (833) 840-3937 or at the Funds’ website at www.naafunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE